INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
                             Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1995

DEAR SHAREHOLDER:

Bonds have rallied significantly since late last year. Progressive tightening of monetary policy by the Federal Reserve Board over the 12 months through February 1995 led to slower economic growth and caused bonds to advance. The trend toward lower long-term interest rates this year was also aided in July by a 25 basis point reduction in the federal-funds rate (the interest rate banks charge each other for overnight loans).

MUNICIPAL MARKET CONDITIONS

Long-term municipal bond yields declined from a high of 7.37 percent in November 1994 to 6.02 percent at the end of October 1995, as tracked by The Bond Buyer Revenue Bond Index*. This 135 basis point decline in yield corresponded to an 11 percent price increase for callable municipal bonds with 30-year maturities. Similarly, yields on 1-year municipal notes moved from 4.51 percent to 3.82 percent. The yield pickup for extending maturity from 1-to 30- years was at 220 basis points.

Tax-exempt bonds began the year by outperforming U.S. Treasury bonds, but then deteriorated on a relative basis. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices. In the spring the municipal market began to discount the risk of comprehensive changes in the tax code created by flat tax rhetoric from Washington. This caused the yield ratio to reach a high of 95 percent during the summer. Over the past 10 years, long municipal yields have averaged 89 percent of U.S. Treasury yields.

The municipal market continued to experience consolidation in 1995. Municipal underwriting in the first 10 months of the year was down

---------------
* The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's Investors Services, Inc., and AA+ to A- by Standard & Poor's Corp.

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

16 percent from the same period in 1994. This change followed a 44 percent drop in volume for all of 1994. The effect of lower volume and profitability was also apparent in the decisions of several major dealers to withdraw from the municipal business.

TAX REFORM

Flat-tax advocates have generated increased publicity for their proposals and have affected the municipal market since early 1995. Most of the discussion on proposed tax-reform measures is based on theoretical concepts, containing broad assumptions and lacking specific details. Basically, the various plans raise questions about the fairness of changing from a progressive to a regressive tax structure. Low flat-tax rate plans call for the elimination of deductions of mortgage interest, charitable contributions, property taxes, and state and local income taxes. Should politicians make tax reform a central issue in the 1996 elections, media coverage will expand from the financial page to the front page. If that happens, municipal bonds could come under further pressure. For example, when major tax reform turmoil occurred in 1986, municipal yields briefly exceeded taxable yields.

In addition to the market risk associated with the flat-tax proposals, municipal credits would also be negatively affected. If mortgage interest and property tax deductions were eliminated, municipalities would experience a decline in their property tax base. The loss of state and local income tax deductions would increase the relative economic disadvantage that high-tax states already face. The flat tax represents a shift in tax accountability from the federal to local governments. Taxpayer recognition of the extent of changes under consideration may impede the passage of comprehensive tax reform.

FUND PERFORMANCE

The net asset value (NAV) of InterCapital Insured Municipal Income Trust
(IIM) rose from $11.41 to $13.69 per share during the fiscal year ended October 31, 1995. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.80 per share, the Trust's total return was 28.93 percent. Over the same period, IIM's market price on the New York Stock Exchange appreciated 10.8 percent from $10.375 to $11.50 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 19.11 percent. IIM began the fiscal year trading at a 9 percent discount to NAV and closed at a 16 percent discount. Undistributed net investment income totaled $0.039 per share on October 31, 1995 versus $0.06 per share a year ago. Since the amount of IIM's undistributed net investment income continued to shrink during the summer, the Trustees voted to reduce the monthly dividend from $0.065 to $0.0625 per share beginning with the November 1995 payment. This revised dividend rate more accurately reflects the Trust's current earnings.

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

PORTFOLIO STRUCTURE

On October 31, 1995, IIM's long-term portfolio was diversified among 13 long-term municipal sectors and 73 credits. The three largest sectors -- electric, hospital and water & sewer revenue bonds -- represented 45 percent of the portfolio. The average maturity and call protection of the Trust's long-term holdings were 24 and 8 years, respectively. Net assets exceeded $612 million.

Each position in the portfolio was backed by triple "A" rated bond insurers. This is to ensure the timely payment of principal and interest. The distribution of credit enhancements is illustrated at right.

                  [DATA POINTS FOR PIE CHART TO COME]


THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by Auction Rate Preferred Share (ARPS) leverage. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between the interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

The profitability of ARPS declined in 1994 and the first half of 1995. ARPS yields have moved somewhat lower since the Federal Reserve Board's initial easing in July 1995. A reduction in the amount of ARPS outstanding -- to control the portfolio's price volatility last year -- also diminished incremental income to common shares. Currently, $155 million in ARPS are outstanding. This represents 25 percent of net assets.

LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's previous interest rate moves have improved bond-market expectations. The decreasing supply of new issues, combined with significant maturities and calls for redemption, should continue to be positive for the municipal market. However,

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

tax-reduction proposals are likely to continue to receive publicity and may cloud the outlook for tax-exempt bonds. With long-term municipal securities yielding more than 90 percent of the yield on U.S. Treasuries, the market has already begun the process of discounting the risk that a flat tax might eventually become law.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended October 31, 1995, the Trust purchased and retired 1,409,800 shares of common stock at a weighted average market discount of 11.59 percent. The Tust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Insured Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
    ----------------------
    CHARLES A. FIUMEFREDDO
    Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *
On October 31, 1995, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:


Jack F. Bennett
For ....................     24,404,269
Withheld ...............        705,036

Michael Bozic
For ....................     24,406,903
Withheld ...............        702,402

ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Charles A. Fiumefreddo
For ....................         2,436
Withheld ...............             4

The following Trustees were not standing for reelection at this meeting:

Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Paul Kolton,
Michael E. Nugent, Philip J. Purcell   and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT:

For ..................        23,483,540
Against ..............           615,163
Abstain ..............         1,010,602

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

For ..................        24,117,191
Against ..............           300,673
Abstain ..............           691,441

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE          VALUE
----------- ---------------------------------------------------------------  --------  -----------  -------------
            MUNICIPAL BONDS (98.2%)
            General Obligation (9.2%)
            District of Columbia,
$  5,000    Refg Ser 1993 B (AMBAC)  .......................................  5.50 %    06/01/09    $  4,903,300
   6,000    Refg Ser 1993 B (FSA)  .........................................  5.50      06/01/10       5,787,540
   3,400    Aurora, Illinois, Refg Ser 1993 A (FGIC)  ......................  5.125     01/01/19       3,125,484
   8,500    Chicago, Illinois, Refg Ser 1993 A (MBIA)  .....................  5.50      01/01/17       8,251,120
  10,000    Cook County, Illinois, Ser B (FGIC)  ...........................  5.50      11/15/22       9,579,600
   5,000    River Rouge School District, Michigan, Bldg & Site Unltd Tax
             (FSA)  ........................................................  5.625     05/01/22       4,922,200
   3,000    Vicksburg Community Schools, Michigan, 1993 Refg (MBIA)  .......  5.625     05/01/20       2,990,130
   7,215    Clark County Sanitation District, Nevada, Refg 1993 (FGIC) .....  5.70      07/01/12       7,283,759
   9,385    Washoe County, Nevada, Reno - Sparks Convention Ltd Tax Ser 1993
             A (FGIC)  .....................................................  5.75      07/01/22       9,283,173
--------                                                                                            ------------
  57,500                                                                                              56,126,306
--------                                                                                            ------------
            Educational Facilities Revenue (3.8%)
   4,000    Alabama State University, Gen Tuition & Fee Ser 1993 (MBIA) ....  5.70      05/01/15       4,002,920
   5,050    Indiana University, Student Fee Ser J (FGIC) ...................  5.00      08/01/18       4,566,311
  10,000    Wayne State University, Michigan, Ser 1993 (AMBAC) .............  5.50      11/15/18       9,820,400
            Rhode Island Health & Educational Building Corporation,
   2,500    Providence College Ser 1993 (MBIA)  ............................  5.60      11/01/15       2,432,625
   2,500    Providence College Ser 1993 (MBIA)  ............................  5.60      11/01/22       2,409,125
--------                                                                                            ------------
  24,050                                                                                              23,231,381
--------                                                                                            ------------
            Electric Revenue (19.1%)
  16,000    Redding, California, Ser 1993 A COPs (FGIC)  ...................  5.684     06/01/19      15,782,400
            Massachusetts Municipal Wholesale Electric Company,
   8,000    1993 Ser A (AMBAC)  ............................................  5.00      07/01/10       7,615,760
  10,000    1993 Ser A (AMBAC)  ............................................  5.45      07/01/18       9,524,500
   8,000    North Carolina Eastern Municipal Power Agency, Refg Ser 1993 B
             (FGIC)  .......................................................  5.50      01/01/17       7,727,760
  20,000    North Carolina Municipal Power Agency #1, Catawba Ser 1993
             (MBIA)  .......................................................  5.60      01/01/20      19,507,200
  10,000    Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA)  .......................................................  5.375     01/01/25       9,594,500
  15,000    South Carolina Public Service Authority, 1993 Refg Ser A (MBIA)   5.50      07/01/21      14,518,200
   6,000    Lower Colorado River Authority, Texas, Jr Lien Refg 4th Ser
             (FSA)  ........................................................  5.625     01/01/17       5,893,920
   8,000    Texas Municipal Power Agency, Refg Ser 1993 (MBIA)  ............  5.25      09/01/12       7,747,520
  10,000    Washington Public Power Supply System, Nuclear Proj #1, Refg Ser
             1993 A (MBIA)  ................................................  5.70      07/01/17       9,780,200
  10,000    Wisconsin Public Power Incorporated, Refg Ser 1993 A (AMBAC)  ..  5.25      07/01/21       9,345,300
--------                                                                                            ------------
 121,000                                                                                             117,037,260
--------                                                                                            ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE          VALUE
----------- ----------------------------------------------------------------  -------  -----------  -------------

            Hospital Revenue (12.9%)
$ 2,100     District of Columbia, Children's Hospital Refg Ser 1992 A (FGIC)  6.25 %    07/15/10     $ 2,195,760
  9,250     Fulton-DeKalb Hospital Authority, Georgia, Refg Ser 1993 (MBIA)   5.50      01/01/20       8,902,478
  3,000     Illinois Health Facilities Authority, Franciscan Sisters Health
             Care 1992 Ser C (MBIA)  .......................................  5.75      09/01/18       2,936,310
  4,800     Indiana Health Facilities Financing Authority, Deaconess
             Hospital Refg (MBIA)  .........................................  5.75      03/01/15       4,733,472
  5,000     Cedar Rapids, Iowa, St Lukes-Methodist Hospital Refg Ser 1993
             (FGIC)  .......................................................  5.75      08/15/22       4,919,000
  5,000     Kentucky Economic Development Finance Authority, St Elizabeth
             Medical Center Inc Ser 1993 A (FGIC)  .........................  6.00      12/01/22       5,059,700
 12,000     Louisiana Public Facilities Authority, Our Lady of the Lake
             Regional Medical Center Ser 1993 D & E (FSA)  .................  5.90      12/03/21      11,902,200
 10,000     Maine Health & Higher Educational Facilities Authority, Ser 1993
             A (FSA)  ......................................................  5.50      07/01/23       9,601,500
  5,000     Massachusetts Health & Educational Facilities Authority, Lahey
             Clinic Medical Center Ser B (MBIA)  ...........................  5.625     07/01/15       4,932,300
 10,000     Michigan Hospital Finance Authority, Oakwood Hospital Refg Ser
             1993 A (FGIC)  ................................................  5.625     11/01/18       9,791,700
  5,000     Washington County Hospital Authority, Pennsylvania, Washington
             Hospital Ser 1993 (AMBAC)  ....................................  5.625     07/01/23       4,886,450
  4,000     Chattanooga-Hamilton County Hospital Authority, Tennessee,
             Erlanger Medical Center Refg Ser 1993 (FSA)  ..................  5.50      10/01/13       3,909,400
  5,500     Wisconsin Health & Educational Facilities Authority, Sisters of
             the Sorrowful Mother Health Care Ser AA (MBIA)  ...............  6.25      06/01/20       5,605,600
-------                                                                                             ------------
 80,650                                                                                               79,375,870
-------                                                                                             ------------
            Industrial Development/Pollution Control Revenue (10.3%)
  7,500     Adams County, Colorado, Public Service Co of Colorado Refg 1993
             Ser A (MBIA)  .................................................  5.875     04/01/14       7,671,825
 15,000     Indiana Development Finance Authority, PSI Energy Inc Ser 1993 B
             (AMT) (MBIA)  .................................................  5.75      02/15/28      14,549,250
  4,900     Monroe County, Michigan, Detroit Edison Co Ser CC (AMT) (MBIA) .  6.55      06/01/24       5,126,625
  5,400     Forsyth, Montana, Puget Sound Power & Light Co Ser 1993 (MBIA) .  5.875     04/01/20       5,401,620
  5,000     Washoe County, Nevada, Sierra Pacific Power Co Ser 1990 (AMT)
             (MBIA)  .......................................................  6.65      06/01/17       5,367,800
            New York State Energy Research & Development Authority,
  6,000     Brooklyn Union Gas Co Ser D-1 & 2 (AMT) (MBIA)  ................  5.635     07/08/26       5,783,760
  4,000     New York State Electric & Gas Corp 1987 Ser A (AMT) (MBIA)  ....  6.15      07/01/26       4,076,320
 15,000     Brazos River Authority, Texas, Texas Utilities Electric Co Ser
             1993 A (AMT) (AMBAC)  .........................................  6.05      04/01/25      15,106,050
-------                                                                                             ------------
 62,800                                                                                               63,083,250
-------                                                                                             ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE          VALUE
----------- ---------------------------------------------------------------  --------  -----------  -------------

            Mortgage Revenue - Multi-Family (1.3%)
$ 8,675     West Virginia Housing Development Fund, Ser A (AMBAC)  .........  5.65 %   11/01/21      $ 8,201,518
-------                                                                                              -----------
            Mortgage Revenue - Single Family (7.2%)
  3,000     Alaska Housing Finance Corporation, Governmental 1995 Ser A
             (MBIA) (WI)  ..................................................  5.875    12/01/24        2,936,400
 17,390     Connecticut Housing Finance Authority, 1992 Ser A-2 (AMT)
             (Secondary FSA)  ..............................................  6.05     11/15/25       17,199,405
  1,195     Maine Housing Authority, Mortgage Purchase 1990 Ser A-6 (AMT)
             (Secondary MBIA)  .............................................  6.35     11/15/22        1,209,436
 13,000     New Jersey Housing & Mortgage Finance Agency, Home Buyer 1990
             Ser F-3 (AMT) (MBIA)  .........................................  5.95     04/01/25       12,909,910
 10,000     Virginia Housing Development Authority, 1992 Ser B (AMT)
             (Secondary FSA)  ..............................................  6.30     01/01/27       10,055,900
-------                                                                                             ------------
 44,585                                                                                               44,311,051
-------                                                                                             ------------
            Public Facilities Revenue (7.2%)
 10,000     California Public Works Board, Corrections Refg 1993 Ser A
             (AMBAC)  ......................................................  5.00     12/01/19        9,113,000
  5,000     Florida Department of Management Services, Pool Refg Ser 1992
             (AMBAC)  ......................................................  5.40     09/01/14        4,895,500
 10,000     Chicago Public Building Commission, Illinois, Ser A 1993 (MBIA).  5.75     12/01/18        9,873,600
 10,000     Metropolitan Pier & Exposition Authority, Illinois, McCormick
             Place Ser 1992 A (Secondary AMBAC)  ...........................  6.50     06/15/27       10,608,200
 10,000     Marion County Convention & Recreational Facilities Authority,
             Indiana, Excise Tax Refg Ser 1993 A (AMBAC)  ..................  5.50     06/01/21        9,653,700
-------                                                                                             ------------
 45,000                                                                                               44,144,000
-------                                                                                             ------------
            Student Loan Revenue (2.9%)
 18,000     Pennsylvania Higher Education Assistance Agency, 1988 Ser D
-------      (AMT) (AMBAC)  ................................................  6.05     01/01/19       18,063,540
            Transportation Facilities Revenue (8.5%)
  5,000     Tucson, Arizona, Street & Highway Jr Lien Refg Ser 1993 (MBIA) .  5.50     07/01/12        5,018,200
  7,000     Chicago, Illinois, Chicago-O'Hare Int'l Airport Second Lien Refg
             1993 Ser A (AMT) (MBIA)  ......................................  5.60     01/01/18        6,749,890
 18,000     Regional Transportation Authority, Illinois, Ser 1993 B (FGIC)..  5.85     06/01/23       17,974,440
  3,000     Kentucky Turnpike Authority, Econ Dev Road Revitalization Refg
             Ser 1993 (AMBAC)  .............................................  5.50     07/01/11        3,017,640
  3,125     Allegheny County, Pennsylvania, Pittsburgh Int'l Airport 1993
             Ser C (AMT) (FSA)  ............................................  5.625    01/01/23        3,009,062
 10,000     Pennsylvania Turnpike Commission, Refg Ser O (FGIC) ............  5.50     12/01/17        9,823,900
  3,250     Salt Lake City, Utah, Airport Refg Ser 1993 B (FGIC)  ..........  5.875    12/01/18        3,203,395
  3,000     Richmond Metropolitan Authority, Virginia, Expressway 1992 Ser B
             (FGIC)  .......................................................  6.25     07/15/22        3,107,520
-------                                                                                             ------------
 52,375                                                                                               51,904,047
-------                                                                                             ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE          VALUE
----------- ---------------------------------------------------------------  --------  -----------  -------------

            Water & Sewer Revenue (12.5%)
$ 20,000    Central Lake County Joint Action Water Agency, Illinois, Refg
             Ser 1993 (FGIC)  ..............................................  5.375%    05/01/20     $ 18,995,800
  10,000    Louisville & Jefferson County Metropolitan Sewer District,
             Kentucky, Ser 1993 (MBIA)  ....................................  5.30      05/15/19        9,635,300
   3,000    Detroit, Michigan, Sewage Refg Ser 1993 A (FGIC)  ..............  5.70      07/01/13        3,003,480
  15,000    Houston, Texas, Water & Sewer 1992 Ser C (MBIA)  ...............  5.75      12/01/15       15,020,100
   5,000    Loudoun County Sanitation Authority, Virginia, Refg Ser 1992
             (FGIC)  .......................................................  6.25      01/01/30        5,141,700
            Seattle, Washington, Sewer
  10,000    Refg Ser Y (FGIC)  .............................................  5.70      01/01/15        9,964,500
  10,000    Refg Ser X (FGIC)  .............................................  5.50      01/01/16        9,784,700
   5,000    West Virginia Water Development Authority, Loan Program II Refg
             Ser A-11 (FSA)  ...............................................  5.50      11/01/23        4,773,600
--------                                                                                             ------------
  78,000                                                                                               76,319,180
--------                                                                                             ------------
            Other Revenue (2.5%)
   5,000    Indianapolis, Indiana, Gas Utility Ser 1994 A (AMBAC)  .........  5.875     06/01/24        5,001,650
  10,000    Rhode Island Depositors Economic Protection Corporation, Refg
             1992 Ser B (MBIA)  ............................................  6.00      08/01/17       10,116,600
--------                                                                                             ------------
  15,000                                                                                               15,118,250
--------                                                                                             ------------
            Refunded (0.8%)
   5,000    Shelby County Health, Educational & Housing Facility Board,
             Tennessee, LeBonheur Children's Medical Center Inc Ser D (MBIA)
--------     (ETM)  ........................................................  5.50      08/15/19        4,885,450
 612,635    TOTAL MUNICIPAL BONDS (Identified Cost $601,287,883)  ...............................     601,801,103
--------                                                                                             ------------
            SHORT-TERM MUNICIPAL OBLIGATION (0.5%)
   2,800    Washington Health Care Facilities Authority, Sisters of
             Providence Ser 1985 E
--------     (Demand 11/01/95) (Identified Cost $2,800,000)  ...............  3.90*     10/01/05        2,800,000
                                                                                                     ------------
$615,435    TOTAL INVESTMENTS (Identified Cost $604,087,883) (a)  ....................     98.7%      604,601,103
========
                                                                                            1.3
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................                  8,237,521
                                                                                                     ------------
            NET ASSETS  ..............................................................    100.0%     $612,838,624
                                                                                                     ============

------------

AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
ETM    Escrow to Maturity.
WI     Security purchased on a when issued basis.
*      Current coupon of variable rate security.
(a) The aggregate cost for federal income tax purposes is $604,087,883; the aggregate gross unrealized appreciation is $4,647,357 and the aggregate gross unrealized depreciation is $4,134,137, resulting in net unrealized appreciation of $513,220.

Bond Insurance:

AMBAC     AMBAC Indemnity Corporation.
FGIC      Financial Guaranty Insurance Company.
FSA       Financial Security Assurance Inc.
MBIA      Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

                      GEOGRAPHIC SUMMARY OF INVESTMENTS
               Based on Market Value as a Percent of Net Assets
                               October 31, 1995

-----------------------------------------------------------------------------

Alabama .............    0.7%
Alaska ..............    0.5
Arizona .............    0.8
California ..........    4.1
Colorado ............    1.3
Connecticut .........    2.8
District of Columbia     2.1
Florida .............    0.8
Georgia .............    1.5%
Illinois ............   14.4
Indiana .............    6.3
Iowa ................    0.8
Kentucky ............    2.9
Louisiana ...........    1.9
Maine ...............    1.8
Massachusetts .......    3.6
Michigan ............    5.8%
Montana .............    0.9
Nevada ..............    3.6
New Jersey ..........    2.1
New York ............    1.6
North Carolina ......    4.4
Pennsylvania ........    5.8
Rhode Island ........    2.4
South Carolina ......    3.9%
Tennessee ...........    1.4
Texas ...............    7.1
Utah ................    0.5
Virginia ............    3.0
Washington ..........    5.3
West Virginia .......    2.1
Wisconsin ...........    2.5
                      ------
Total ...............   98.7%
                      ======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

ASSETS:
Investments in securities, at value
 (identified cost $604,087,883) .........   $604,601,103
Cash ....................................        182,708
Interest receivable .....................     11,648,572
Deferred organizational expenses  .......         16,733
Prepaid expenses ........................         20,285
                                          --------------
  TOTAL ASSETS ..........................    616,469,401
                                          --------------
LIABILITIES:
Payable for:
 Investments purchased ..................      2,955,198
 Common shares of beneficial interest
   purchased ............................        371,710
 Investment management fee ..............        186,848
Accrued expenses ........................        117,021
                                          --------------
  TOTAL LIABILITIES .....................      3,630,777
                                          --------------
NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 3,100
 shares outstanding) ....................    155,000,000
                                          --------------
Common shares of beneficial interest
 (unlimited shares authorized of
 $.01 par value, 33,455,313
 shares outstanding) ....................    470,621,774
Net unrealized appreciation .............        513,220
Accumulated undistributed net investment
 income .................................      1,294,175
Accumulated net realized loss ...........    (14,590,545)
                                          --------------
  NET ASSETS APPLICABLE TO COMMON
  SHAREHOLDERS ..........................    457,838,624
                                          --------------
  TOTAL NET ASSETS ......................   $612,838,624
                                          ==============
NET ASSET VALUE PER COMMON SHARE
 ($457,838,624 divided by 33,455,313
 common shares outstanding) .............         $13.69
                                          ==============








STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

NET INVESTMENT INCOME:
INTEREST INCOME ......................  $ 35,548,751
                                       -------------
EXPENSES
Investment management fee ............     2,065,317
Auction commission fees ..............       416,285
Transfer agent fees and expenses  ....       191,570
Professional fees ....................       107,197
Shareholder reports and notices  .....        70,398
Auction agent fees ...................        59,244
Registration fees ....................        32,965
Trustees' fees and expenses ..........        31,159
Custodian fees .......................        27,854
Organizational expenses ..............         7,198
Other ................................        49,177
                                       -------------
  TOTAL EXPENSES BEFORE EXPENSE
  OFFSET .............................     3,058,364
  LESS: EXPENSE OFFSET ...............       (27,670)
                                       -------------
  TOTAL EXPENSES AFTER EXPENSE
  OFFSET .............................     3,030,694
                                       -------------
  NET INVESTMENT INCOME ..............    32,518,057
                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss ....................    (4,412,338)
Net change in unrealized depreciation     80,924,580
                                       -------------
  NET GAIN ...........................    76,512,242
                                       -------------
NET INCREASE .........................  $109,030,299
                                       =============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEAR      FOR THE YEAR
                                                      ENDED OCTOBER     ENDED OCTOBER
                                                         31, 1995          31, 1994
--------------------------------------------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income .............................    $ 32,518,057     $  38,840,925
Net realized loss .................................      (4,412,338)      (10,178,207)
Net change in unrealized appreciation/depreciation       80,924,580      (114,431,371)
                                                    ----------------  ----------------
  NET INCREASE (DECREASE) .........................     109,030,299       (85,768,653)
                                                    ----------------  ----------------
DIVIDENDS TO PREFERRED SHAREHOLDERS FROM NET
INVESTMENT INCOME .................................      (5,967,188)       (7,323,339)
                                                    ----------------  ----------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREHOLDERS FROM:
Net investment income .............................     (27,342,089)      (31,802,504)
Net realized gain .................................         --               (359,635)
                                                    ----------------  ----------------
  TOTAL ...........................................     (27,342,089)      (32,162,139)
                                                    ----------------  ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred .........................................     (40,000,000)      (55,000,000)
Common ............................................     (15,641,169)      (10,865,631)
                                                    ----------------  ----------------
  TOTAL ...........................................     (55,641,169)      (65,865,631)
                                                    ----------------  ----------------
  TOTAL INCREASE (DECREASE) .......................      20,079,853      (191,119,762)
NET ASSETS:
Beginning of period ...............................     592,758,771       783,878,533
                                                    ----------------  ----------------
  END OF PERIOD
  (Including undistributed net investment income
  of $1,294,175 and $2,085,395, respectively)  ....    $612,838,624     $ 592,758,771
                                                    ================  ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995


1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Income (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on February 26, 1993.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the Trust's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Trust's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment;

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amounts of $36,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $6,940,510 and $41,352,437, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1995, the Trust had transfer agent fees and expenses payable of approximately $16,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $11,999. At October 31, 1995, the Trust had an accrued pension liability of $21,497 which is included in accrued expenses in the Statement of Assets and Liabilities.

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. On April 15, 1993, the Trust issued 5,000 shares of Auction Rate Preferred Shares ("Preferred Shares") consisting of 1,000 shares each of Series One through Five for gross total proceeds of $250,000,000. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

During the year ended October 31, 1995, the Trust purchased and retired preferred shares as follows:

 SERIES     SHARES       AMOUNT
--------  --------  --------------
    1        300      $15,000,000
    4        200       10,000,000
    5        300       15,000,000

Dividends, which are cumulative, are reset through auction procedures.

                                           RANGE OF  DIVIDEND
 SHARES*     SERIES    RATE*   RESET DATE       RATES**
---------  --------  -------  ----------  ------------------
     400   1           3.73%    11/03/95       2.875% - 5.75%
     900   2           3.90     11/03/95       3.25   - 4.30
   1,000   3           3.75     11/03/95       3.45   - 4.70
     400   4           3.90     11/03/95       3.32   - 6.00
     400   5           3.85     11/03/95       3.00   - 5.75

---------------
*    As of October 31, 1995.
**   For the year ended October 31, 1995.

Subsequent to October 31, 1995 and up through December 6, 1995, the Trust paid dividends to each of the Series 1 through 5, at rates ranging from 3.60% to 4.10%, respectively, in the aggregate amount of $568,237.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                        CAPITAL PAID
                                                                                                        IN EXCESS OF
                                                                               SHARES      PAR VALUE     PAR VALUE
                                                                           -------------  ----------  --------------
  Balance, October 31, 1993 ..............................................   35,707,113     $357,071    $496,771,503
  Treasury shares purchased and retired (weighted average discount 3.62%)*     (842,000)      (8,420)    (10,857,211)
                                                                           -------------  ----------  --------------
  Balance, October 31, 1994 ..............................................   34,865,113      348,651     485,914,292
  Treasury shares purchased and retired (weighted average discount
   11.59%)* ..............................................................   (1,409,800)     (14,098)    (15,627,071)
                                                                           -------------  ----------  --------------
  Balance, October 31, 1995 ..............................................   33,455,313     $334,553    $470,287,221
                                                                           =============  ==========  ==============

------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1995, the Trust had a net capital loss carryover of approximately $14,590,000 of which $10,178,000 will be available through October 31, 2002 and $4,412,000 will be available through October 31, 2003 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust has declared the following dividends from net investment income:

                    AMOUNT PER
 DECLARATION DATE      SHARE        RECORD DATE       PAYABLE DATE
-----------------  -----------  -----------------  -----------------
October 31, 1995      $0.0625    November 10, 1995  November 24, 1995
November 28, 1995     $0.0625    December 8, 1995   December 22, 1995

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

8. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                   QUARTERS ENDED
                                   ----------------------------------------------------------------------------
                                         10/31/95            7/31/95            4/30/95             1/31/95
                                   ------------------  -----------------  ------------------  -----------------
                                                 PER                PER                 PER                PER
                                     TOTAL*     SHARE    TOTAL*    SHARE    TOTAL*     SHARE    TOTAL*    SHARE
                                   ---------  -------  --------  -------  ---------  -------  --------  -------
Total investment income ..........  $ 8,804    $0.26     $8,920    $0.26   $ 8,724    $ 0.25   $ 9,101    $0.27
Net investment income ............    8,062     0.24      8,153     0.24     7,973      0.24     8,330     0.24
Net realized and unrealized gain     22,086     0.67      8,375     0.26    21,048      0.62    25,003     0.73

                                                                     QUARTERS ENDED
                                  ----------------------------------------------------------------------------------
                                         10/31/94             7/31/94              4/30/94              1/31/94
                                  --------------------  ------------------  --------------------  ------------------
                                                 PER                  PER                  PER                  PER
                                     TOTAL*     SHARE     TOTAL*     SHARE     TOTAL*     SHARE     TOTAL*     SHARE
                                  ----------  --------  ---------  -------  ----------  --------  ---------  -------
Total investment income .........   $ 10,537    $ 0.30    $10,484    $0.30    $ 10,633    $ 0.30    $10,968    $0.31
Net investment income ...........      9,527      0.27      9,561     0.27       9,722      0.28     10,031     0.28
Net realized and unrealized gain
  (loss) ........................    (51,331)    (1.45)     8,759     0.25     (85,898)    (2.43)     3,861     0.11

------------
* Amounts in thousands.

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:


                                                                        FOR THE YEAR ENDED    FOR THE PERIOD
                                                                            OCTOBER 31       FEBRUARY 26, 1993*
                                                                     ----------------------       THROUGH
                                                                        1995**     1994**++  OCTOBER 31, 1993**
-------------------------------------------------------------------  ----------  ----------  -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................    $11.41     $ 14.95          $14.06
                                                                     ----------  ----------  ------------------
Net investment income ..............................................      0.96        1.10            0.63
Net realized and unrealized gain (loss) ............................      2.22       (3.53)           0.96
                                                                     ----------  ----------  ------------------
Total from investment operations ...................................      3.18       (2.43)           1.59
                                                                     ----------  ----------  ------------------
Less dividends from:
 Net investment income .............................................     (0.80)      (0.90)          (0.45)
 Common share equivalent of dividends paid to preferred
 shareholders ......................................................     (0.16)      (0.21)          (0.11)
                                                                     ----------  ----------  ------------------
Total dividends ....................................................     (0.96)      (1.11)          (0.56)
Anti-dilutive effect of acquiring treasury shares ..................      0.06        0.01            --
Offering costs charged against capital .............................      --         (0.01)          (0.14)
                                                                     ----------  ----------  ------------------
Net asset value, end of period .....................................    $13.69     $ 11.41          $14.95
                                                                     ==========  ==========  ==================
Market value, end of period ........................................    $11.50     $10.375          $15.00
                                                                     ==========  ==========  ==================
TOTAL INVESTMENT RETURN+ ...........................................     19.11%     (25.81)%          3.05% (1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset ...............................      0.71%(3)    0.80%           0.63%(2)
Net investment income before preferred stock dividends  ............      7.51%(3)    8.23%           6.49%(2)
Preferred stock dividends ..........................................      1.38%       1.55%           1.14%(2)
Net investment income available to common shareholders  ............      6.13%       6.68%           5.35%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............................   $612,839    $592,759        $783,879
Asset coverage on preferred shares at end of period ................       395%        304%            313%
Portfolio turnover rate ............................................         1%          7%              3%(1)

------------
*    Commencement of operations.

** The per share amounts were computed using an average number of shares outstanding during the period.

+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

++   Restated for comparative purposes.

(1)  Not annualized.

(2)  Annualized.

(3) The above expense and net investment income ratios would have been 0.70% and 7.52%, respectively, which reflects 0.01% effect for custody cash credits.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Income Trust (the "Trust") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the two years in the period then ended and for the period February 26, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 6, 1995

                     1995 FEDERAL TAX NOTICE (unaudited)

  During the year ended October 31, 1995, the Trust paid the following per share amounts from tax-exempt income: $0.80 to common shareholders, $1,891 to Series 1 preferred shareholders, $2,027 to Series 2 preferred shareholders, $2,024 to Series 3 preferred shareholders, $1,969 to Series 4 preferred shareholders, $1,941 to Series 5 preferred shareholders.

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Sheldon Curtis
Vice President, Secretary and General Counsel
James F. Willison
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

INTERCAPITAL
INSURED
MUNICIPAL
INCOME
TRUST

ANNUAL REPORT
OCTOBER 31, 1995